UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

LIQUIDIA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Dear Fellow Stockholders:
I am pleased to invite you to our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Thursday, June 20, 2024, at 4:30 p.m. Eastern Time. The annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting meetnow.global/M6UKAPZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.
On the pages after this letter, you will find the notice of our 2024 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice.
Your vote at this meeting is important. Whether or not you plan to virtually attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the notice and proxy statement and on the proxy card. If your shares are held in “street name”—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.
On behalf of the Board of Directors, I thank you for your continued support of Liquidia Corporation.
Yours sincerely,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Director and Chief Executive Officer

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock, each having a par value of $0.001 per share (“common stock”), of Liquidia Corporation (“Liquidia” or the “Company”), will be held at 4:30 p.m. Eastern Time on June 20, 2024 virtually at meetnow.global/M6UKAPZ, to consider and take action with respect to the following:
1.
A proposal to elect three Class III directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Class III Director Election Proposal”);

2.
A proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”) to increase the number of authorized shares of our common stock authorized from 100,000,000 shares to 115,000,000 shares (the “Charter Amendment Proposal”);

3.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.
A proposal to approve, by non-binding advisory vote, the compensation of our named executive officers (the “Advisory Vote on the Compensation of Our Named Executive Officers Proposal”);

5.
A proposal to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers (the “Advisory Vote on the Frequency of Future Advisory “Say-On-Pay” Votes Proposal”); and

6.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

The annual meeting will be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/M6UKAPZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement.
Holders of common stock of record at the close of business on April 26, 2024 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.
We have provided access to our proxy materials, including our Annual Report, to each stockholder of record in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2024, we anticipate mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 26, 2024, and posted our proxy materials on the website referenced in the Notice (www.edocumentview.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
By Order of the Board of Directors
/s/ Roger A. Jeffs, Ph.D.
Roger A. Jeffs, Ph.D.
Director and Chief Executive Officer
April 29, 2024
Morrisville, North Carolina

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

PROXY STATEMENT
Anticipated to be Mailed on or about May 6, 2024
Annual Meeting of Stockholders to be held at 4:30 p.m. Eastern Time on June 20, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Liquidia Corporation (the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“common stock”), of the Company, to be held at 4:30 p.m. Eastern Time on June 20, 2024 and at any postponements or adjournment thereof (the “Annual Meeting”). The annual meeting will be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/M6UKAPZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials (the “Notice”) and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. In this proxy statement, we sometimes refer to Liquidia Corporation and its wholly owned subsidiaries, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), and Liquidia PAH, LLC, a Delaware limited liability company (“Liquidia PAH”), collectively, as “Liquidia,” the “Company,” “we” or “us.”
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2024, we anticipate mailing the Notice to all stockholders of record as of April 26, 2024 and posted our proxy materials on the website referenced in the Notice (www.edocumentview.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

VOTING PROCEDURES
WHO CAN VOTE?
Each share of our common stock that you owned as of the close of business on April 26, 2024, the record date for the Annual Meeting (the “Record Date”), entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the Record Date, there were 76,382,718 shares of Liquidia common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of 76,382,718 votes entitled to be cast at the Annual Meeting.

HOW CAN I ATTEND THE MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/M6UKAPZ. You also will be able to vote your shares online by attending the Annual Meeting via live webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m. Eastern Time, on June 13, 2024.
You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

WHAT IF I HAVE TROUBLE ACCESSING THE ANNUAL MEETING VIRTUALLY?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

HOW DO I VOTE?
If your shares are registered directly in your name, you may vote:
•
Over the Internet or by Telephone.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the Notice by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•
By Mail.   You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. If you wish to request a printed copy of the proxy materials by mail, send an email to investorvote@computershare.com by June 10, 2024 with “Proxy Materials—Liquidia” in the subject line. Include your full name and address in the email, plus the number located in the shaded bar on your Notice, and state in the email that you want a paper copy of the meeting materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

•
Virtually at the Annual Meeting.   If you virtually attend the Annual Meeting, you may vote online during the Annual Meeting. To vote at the Annual Meeting, you must access meetnow.global/M6UKAPZ and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the Annual Meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:
•
Over the Internet or by Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

•
By Mail.   You will receive instructions from your broker or other nominee explaining how to cast your vote.

•
Virtually at the Annual Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card. You will not be able to vote at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

HOW CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote at any time before the Annual Meeting.   To do this, you must do one of the following:
•
Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.

•
Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

•
Virtually attend the Annual Meeting and vote online by accessing meetnow.global/M6UKAPZ. Virtually attending the Annual Meeting will not revoke your proxy unless you specifically request it. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the Annual Meeting. If you have misplaced your proxy, you may obtain another by following the instructions provided in the Notice or by accessing the Internet website at www.envisionreports.com/LQDA and following the instructions contained on that website.
If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on matters that the New York Stock Exchange (“NYSE”) determines to be “routine.” If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of three Class III directors, is not considered a routine matter. Proposal 2, the approval of the amendment to increase the number of authorized shares of our common stock from 100,000,000 shares to 115,000,000 shares, is considered a routine matter. Proposal 3, the ratification of the independent registered public accounting firm, is considered a routine matter. Proposal 4, the approval, by non-binding advisory vote, of the compensation of our named executive officers, is not considered a routine matter. Proposal 5, the approval, by non-binding advisory vote, of the frequency of future votes on the compensation of our named executive officers, is not considered a routine matter. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.

IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote your shares on our “routine” matters but will not be permitted to vote your shares with respect to “non-routine” matters. The proposal to approve an amendment to our Charter to increase the number of authorized shares of common stock and the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm are routine matters, while the election of our directors, the proposal to approve, by non-binding advisory vote, the compensation of our named executive officers, and the proposal to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers, are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non- votes will be counted in determining whether there is a quorum for the Annual Meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1—Election of Three Class III Directors for a Term Expiring at our 2027 Annual Meeting of Stockholders
If a quorum is present or represented by proxy at the meeting, each Class III director nominee must be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” any nominee but will be counted in determining whether there is a quorum for the Annual Meeting. You may vote “FOR” any one or more of the nominees or “WITHHOLD” from voting “FOR” any one or more of the nominees. Withheld votes and broker non-votes will not be considered as votes cast “FOR” any nominee and will therefore have no effect on the outcome of the vote. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary, the shares will be voted “FOR” each of the Class III director nominees.
Proposal 2—Approve the Amendment to Increase Authorized Shares of Common Stock under our Charter
To approve Proposal 2, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock outstanding must vote “FOR” the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 2 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the approval of an amendment to our Charter to increase the number of authorized shares of our common stock from 100,000,000 shares to 115,000,000 shares.
Proposal 3—Ratify the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2024
To approve Proposal 3, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 3 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditor.
Proposal 4—Approve, by Non-Binding Advisory Vote, the Compensation of Our Named Executive Officers
To approve Proposal 4, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. As Proposal 4 is not a routine matter, withheld votes and broker non-votes will have no effect on the outcome of this proposal. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary, the shares will be voted “FOR” the approval, by non-binding advisory vote, of the compensation of our named executive officers.
Proposal 5—Approve, by Non-Binding Advisory Vote, the Frequency of Future Votes on the Compensation of Our Named Executive Officers
To approve Proposal 5, if a quorum is present or represented by proxy at the meeting, the affirmative vote of stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting is required for the approval of this proposal. The frequency of the non-binding advisory vote on compensation of our named executive officers receiving the greatest number of votes—every three years, every two years or every year—will be the frequency that stockholders approve. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. As Proposal 5 is not a routine matter, abstentions, withheld votes and broker non-votes will have no effect on the outcome of this proposal. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary,” the shares will be voted “FOR” the approval, by non-binding advisory vote, of the future vote of our compensation of our named executive officers to occur every year.
The inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.

Our Board recommends that you vote:
•
“FOR” Proposal 1—elect three Class III directors to serve on the Board for a term expiring at our 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death;

•
“FOR” Proposal 2—approve the amendment to increase the number of authorized shares of our common stock under our Charter;

•
“FOR” Proposal 3—ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024;

•
“FOR” Proposal 4—the approval, on an advisory basis, of the compensation of our named executive officers; and

•
“FOR” Proposal 5—a frequency of “ONE YEAR” for future advisory votes on the compensation of our named executive officers.

We do not know of any other matters that may come before the Annual Meeting other than the election of Class III directors, the approval of the amendment to our Charter, the ratification of the independent registered public accounting firm, the approval, on an advisory basis, of the compensation of our named executive officers and the approval of the frequency to have future advisory votes on the compensation of our named executive officers. If any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

We intend to announce preliminary voting results at the Annual Meeting. We will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the Internet through our website at www.liquidia.com or through the SEC’s electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.

WHO WILL PAY FOR THE COSTS OF SOLICITING THESE PROXIES?
We will pay the costs of soliciting proxies. In addition to mailing the Notice, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?
This proxy statement and our Annual Report for the fiscal year ended December 31, 2023 are available on our Internet site at www.liquidia.com. This proxy statement and our Annual Report for the fiscal year ended December 31, 2023 are also available on the Internet site at www.edocumentview.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.

WHY IS THE ANNUAL MEETING BEING HELD VIRTUALLY?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

THE CLASS III DIRECTOR ELECTION PROPOSAL
The Company’s Bylaws (the “Bylaws”) provide that the authorized number of directors of the Company shall not be less than three nor more than eleven. Nine directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws. The Company’s Bylaws and Charter divide the Board into three classes with staggered three-year terms. Pursuant to the Charter and Bylaws, no one class of directors has more than one director more than any other class of directors.
At the Annual Meeting, the stockholders will be asked to elect three directors to serve for three-year terms expiring at the annual meeting of stockholders in 2027. The Class III director nominees, whose terms of office will expire at the Annual Meeting, are Damian deGoa, Arthur Kirsch and Paul B. Manning. If each director is elected, the total number of authorized directors comprising the Company’s Board will remain at nine directors, effective immediately following the Annual Meeting.
The Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Messrs. deGoa, Kirsch and Manning. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below. Each nominee has indicated a willingness to serve for the term to which they are nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee’s age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the nominee serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.
NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2027 ANNUAL MEETING
The following information contains information about the nominees as of the Record Date, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.
Name	Age	Principal Occupation and Business Experience
Damian deGoa	45
Mr. deGoa has been a member of our Board since December 2020. Mr. deGoa currently serves as Chief Operating Officer at Ottawa Avenue Private Capital. Previously, Mr. deGoa served as our Chief Executive Officer from December 2020 to January 2022 and as Chief Executive Officer and a director of RareGen, LLC (now known as Liquidia PAH), a current wholly owned subsidiary of the Company (“RareGen”), from September 2018 until RareGen’s acquisition by the Company in November 2020. From December 2012 until September 2018, Mr. deGoa was the Managing Director of PBM Capital Group, LLC (“PBM Capital”) where he led several portfolio investments, divestments and operations. From April 2015 to April 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company which was acquired by Fosun Pharma in March 2017, and subsequently served as a director of Breas Medical Group from March 2017 to February 2020. Prior to joining PBM Capital, Mr. deGoa held various roles at Perrigo Company from August 2007 until December 2012, including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development. Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University. We believe Mr. deGoa is qualified to serve on the Board due to his extensive and broad range of

Name	Age	Principal Occupation and Business Experience
		experience in business and healthcare product development, including previous commercial experience with treprostinil as our Chief Executive Officer and as Chief Executive Officer of RareGen.
Arthur Kirsch	72
Mr. Kirsch has been a member of our Board, Chairperson of our Audit Committee and a member of our Compensation Committee since Liquidia Corporation’s formation in June 2020. Previously, Mr. Kirsch served as a member of our Litigation Committee from August 2020 to January 2022. Mr. Kirsch has been a member of the board of directors of Liquidia Technologies since September 2016, and was the Chairperson of Liquidia Technologies’ Audit Committee since its formation in August 2016 until consummation of the Merger Transaction (as defined below) in November 2020 and a member of Liquidia Technologies’ Compensation Committee from May 2019 until November 2020. Mr. Kirsch has served as a director on the board of a private company, Anavasi Diagnostics, since August 2022. Mr. Kirsch previously served as a director of POZEN Inc. (Nasdaq: POZN) from May 2004 until February 2016, as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019, as a director of Kadmon Corporation (NYSE: KDMN) from May 2019 to November 2021 and as a director of Immunomedics, Inc. (Nasdaq: IMMU) from August 2015 until October 2016. Mr. Kirsch is currently a consultant. From June 2005 until June 2019, Mr. Kirsch served as a managing director and senior advisor for GCA Global, LLC, a global investment banking firm. From May 1994 to May 2004, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From February 1990 to May 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From June 1979 to February 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on our Board due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

Paul B. Manning	68
Mr. Manning has been a member of our Board since December 2020. Since 2010, Mr. Manning has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. In addition, Mr. Manning serves as an executive officer of a number of privately held companies. Prior to 2010, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015, and as a director of Candel Therapeutics, Inc. (Nasdaq: CADL) since November 2018. Within the past five years, Mr. Manning previously served on the board of directors of Taysha Gene Therapies, Inc. (Nasdaq: TSHA), Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning also served as a director of RareGen from August 2018 until November 2020 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe Mr. Manning is qualified to serve on our Board based upon his over 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies.

Vote Required
Assuming the presence of a quorum at the Annual Meeting, the election of a Class III director requires the affirmative vote of a plurality of the shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the three nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and recommends that you vote “FOR” the election of each of the nominees for director named above.
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2025 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2025 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.
Name	Age	Principal Occupation and Business Experience
Dr. Stephen Bloch	62
Dr. Bloch has been the Chairperson and member of our Board, and a member of our Audit Committee, since Liquidia Corporation’s formation in June 2020 and has served as a member and Chairperson of our Nominating and Corporate Governance Committee since April 2021. Dr. Bloch served as Chairperson of our Compensation Committee from June 2020 through November 2020 and is currently a member of the Compensation Committee. Previously, Dr. Bloch served as a member of our Litigation Committee from August 2020 to January 2022 and as a member of our Research and Development Committee from April 2021 to January 2022. Dr. Bloch has been a member of the board of directors of Liquidia Technologies since July 2009. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has served as Chief Executive Officer of EvolveImmune Therapeutics since January 2020 and as Chief Executive Officer of Allyx Therapeutics, Inc. since July 2020. Dr. Bloch has also been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science and Public Policy from Harvard University. We believe Dr. Bloch is qualified to serve on our Board due to his financial expertise, experience as a venture capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.

Name	Age	Principal Occupation and Business Experience
Dr. Joanna Horobin	69
Dr. Horobin has been a member of our Board of Directors since Liquidia Corporation’s formation in June 2020. Dr. Horobin has been Chairperson of our Compensation Committee since December 2020, and has served as a member of our Compensation Committee since June 2020. Dr. Horobin also served as a member of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Dr. Horobin has been a member of the board of directors of Liquidia Technologies since October 2019. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications (“Idera”) (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc. (“Verastem”) (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. (“Syndax”) (Nasdaq: SNDX), a clinical stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône Poulenc Rorer (now Sanofi) and Chugai Rhône Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. Dr. Horobin currently serves on the board of Kymera Therapeutics, Inc. (Nasdaq: KYMR) and certain other private and non-U.S. public companies. We believe Dr. Horobin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Roger A. Jeffs, Ph.D.	62
Dr. Jeffs, has been our Chief Executive Officer since January 2022. Dr. Jeffs served as a director of RareGen from August 2018 until November 2020. As a condition to closing the Merger Transaction (as defined below), in November 2020, Dr. Jeffs was appointed as a member of our Board. Dr. Jeffs also served on our Compensation Committee from November 2020 to December 2021 and on our Research and Development Committee and our Litigation Committee from April 2021 to January 2022. Dr. Jeffs is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics Corporation, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best

Name	Age	Principal Occupation and Business Experience

places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and previously served, within the last five years, on the board of directors of Albireo Pharma, Inc. (Nasdaq: ALBO), Axovant Gene Therapies (Nasdaq: AXGT), Dova Pharmaceuticals, Sangamo Therapeutics (Nasdaq: SGMO) and United Therapeutics (Nasdaq: UTHR). Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. We believe Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve on our Board.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2026 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.
Name	Age	Principal Occupation and Business Experience
Katie Rielly- Gauvin	61
Ms. Rielly-Gauvin has been a member of our Board and a member of our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Ms. Rielly-Gauvin has also served on our Compensation Committee since January 2022. Previously, Ms. Rielly-Gauvin served as Chairperson of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Ms. Rielly-Gauvin has been a member of the board of directors of Liquidia Technologies since October 2019 and served as a member of the Liquidia Technologies Nominating and Corporate Governance Committee and Research and Development Committee from October 2019 until consummation of the Merger Transaction (as defined below) in November 2020. Ms. Rielly-Gauvin served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV) (“AbbVie”), a pharmaceutical research and development company from January 2013 until August 2023. During her tenure, she oversaw and led the strategic direction and expansion of the Immunology, Oncology, Neuroscience and Specialty Therapeutics areas, as well as the commercial strategy and development for the pipeline. Prior to joining AbbVie, Ms. Rielly-Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly-Gauvin holds a Bachelor of Science degree in Chemistry from Simmons University and an MBA in Economics from Rutgers University. We believe Ms. Rielly-Gauvin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Name	Age	Principal Occupation and Business Experience
Ramandeep Singh	53
Mr. Singh has been a member of our Board, our Audit Committee and our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Mr. Singh has been a member of the board of directors of Liquidia Technologies since February 2018. Since December 2020, Mr. Singh has served as the Chief Executive Officer of Juniper Biologics which specializes in Oncology & Oncology Supportive Care, Gene Therapy & Rare Diseases. Previously, from 2011 to December 2020, Mr. Singh served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated with a Bachelors in Mechanical Engineering. He also holds Masters in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on our Board due to his vast industry experience and knowledge as well as his business experience.

David Johnson	41
As a condition to, and concurrent with, closing our private placement of common stock in April 2021, pursuant to that certain Common Stock Purchase Agreement, dated as of April 12, 2021, by and among Liquidia, a fund and account managed by Caligan Partners LP (“Caligan”) and certain other accredited investors, and that certain Standstill Agreement, dated as of April 13, 2021, by and between Liquidia and Caligan (the “Standstill Agreement”), Mr. Johnson was appointed as a member of our Board and Audit Committee. Previously, from April 2021 to January 2022, Mr. Johnson served as a member of our Research and Development Committee. Mr. Johnson is a Partner and co-Founder of Caligan, an SEC- registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. Mr. Johnson currently serves as a non-executive director and member of the Audit Committee and R&D Committee for Exelixis, Inc. (Nasdaq: EXEL). Since May 2023, Mr. Johnson has served as an observer on the board of directors of Alimera Sciences, Inc. (NASDAQ: ALIM). Mr. Johnson was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. Mr. Johnson has served on the Executive Committee for the Harvard College Fund and is a member of the board of directors of the Children’s Scholarship Fund. Mr. Johnson received his A.B. in Applied Mathematics, cum laude, from Harvard College in 2004 and a S.M. in Applied Mathematics from Harvard College in 2004. We believe that Mr. Johnson’s qualifications to sit on the Board include his extensive experience as an investor and his insights into financial strategy, and organizational and business development.

Board Diversity Matrix
The tables below provide certain highlights of the composition of our Board as of the Record Date. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f). We are committed to having a diversified board, including diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, race, ethnicity and sexual orientation.

Board Diversity Matrix (as of the Record Date)
Total Number of Directors:	9
	Female	Male	Non-Binary	Did not Disclose Gender
Part 1: Gender Identity
Directors	2	6	—	1
Part 2: Demographic Background
African American or Black	—	—	—	—
Alaskan Native of Native American	—	—	—	—
Asian	—	1	—	—
Hispanic	—	—	—	—
Native Hawaiian of Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races of Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did not Disclose Demographic Background	—	—	1	—
Board Diversity Matrix (as of April 21, 2023)
Total Number of Directors:	9
	Female	Male	Non-Binary	Did not Disclose Gender
Part 1: Gender Identity
Directors	2	6	—	1
Part 2: Demographic Background
African American or Black	—	—	—	—
Alaskan Native of Native American	—	—	—	—
Asian	—	1	—	—
Hispanic	—	—	—	—
Native Hawaiian of Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races of Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did not Disclose Demographic Background	—	—	1	—

THE CHARTER AMENDMENT PROPOSAL
Overview
Our Charter currently authorizes us to issue a total of 100,000,000 shares of common stock, with a par value of $0.001 per share, and 10,000,000 shares of preferred stock, with a par value of $0.001 per share, for a total of 110,000,000 shares of all classes. In April 2024, our Board approved an amendment to our Charter (the “Charter Amendment”) to increase the number of shares of authorized common stock from 100,000,000 shares to 115,000,000 shares, subject to stockholder approval, and consequently the total number of shares of all classes increased to 125,000,000.
Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the shares of common stock outstanding. Brokers are authorized to vote without instructions on this proposal. Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether the foregoing proposal is approved.
Our Board has unanimously determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders and recommends that our stockholders approve the Charter Amendment. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Charter Amendment by our stockholders. No other changes to our Charter are being proposed, including with respect to the number of authorized shares of our preferred stock. The Charter Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed Charter Amendment will be identical to the shares of common stock currently authorized and outstanding under our Charter, none of which have preemptive or similar rights to acquire the newly authorized shares. Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed Charter Amendment to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.
Reasons for the Authorized Shares Amendment
Our Board is proposing the Charter Amendment to increase the number of authorized shares of our common stock from 100,000,000 shares to 115,000,000 shares, and consequently increase the total number of shares of all classes from 110,000,000 to 125,000,000. Of the 100,000,000 shares of common stock that are currently authorized to be issued under the Charter, as of the Record Date, 76,382,718 shares are issued and outstanding and an aggregate of 14,629,139 shares are reserved for issuance under our equity plans and under warrant agreements. Therefore, we currently have only a limited number of authorized shares of common stock available for future issuance.
In determining the magnitude of the number of shares of common stock to authorize pursuant to the Charter Amendment, the Board considered a number of factors, including our historical issuances of shares and potential future needs, our need to issue additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans.
The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving common stock or securities convertible into or exercisable for common stock (“equity-linked securities”), acquisition or strategic joint venture transactions involving the issuance of common stock or equity-linked securities, grants of common stock and equity-linked securities to our current and future employees and directors, or for other general corporate purposes that our Board may deem advisable from time to time.
Our Board believes that the proposed increase in the number of authorized shares of common stock will also benefit us by improving our ability to raise funding through the issuance of shares of common stock. As of the date of this proxy statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal (other than in connection with the evergreen provision of our existing equity plans), and there are no negotiations pending with respect to the issuance thereof for any purpose. Our Board does not intend to issue any common stock except on terms which our Board deems to be in the best interests of our Company and its then existing stockholders.
Potential Effects of Not Approving the Charter Amendment
Without an increase in the number of authorized shares of common stock, we may be constrained in our ability to raise capital in a timely fashion or at all and may be unable to complete our clinical programs, commercialize our products, or conduct important business activities, which could adversely affect our financial performance and growth. For example, if the stockholders do not approve this proposal, then we may not have needed additional shares available or may be required to seek stockholder approval in connection with a transaction, which may delay or otherwise have a material adverse effect on us. If our Company’s stockholders do not approve the increase in authorized shares of common stock, then our Company will not be able to increase the total number of authorized shares of common stock from 100,000,000 to 115,000,000, and therefore, the Company could be limited in its ability to use shares of common stock for financing, issue shares as consideration for potential acquisitions, issuing stock options or other general corporate purposes.
Potential Effects of Approving the Authorized Shares Amendment
The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including The Nasdaq Capital Market. The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock.
While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of our Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of our Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of our Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price.
The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.
We can provide no assurance that we will be successful in amending our Charter to increase the number of shares of common stock that are available for issuance, or that the Charter Amendment will not have an adverse effect on our stock price.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock and to the extent of their participation in our existing equity plans.
Effectiveness of the Authorized Shares Amendment
The form of the Charter Amendment is attached as Exhibit A to this proxy statement. If the Charter Amendment is approved by our stockholders, it will become effective upon the acceptance by the Secretary of State of the State of Delaware of the filing of the Charter Amendment. Such filing is expected to occur promptly after stockholder approval of this proposal. If this proposal is not approved, our Charter would remain unchanged and the number of authorized shares of common stock would remain 100,000,000. Other than as described herein, this proposed Charter Amendment effects no other changes to our Charter.
Vote Required
We are asking our stockholders to approve an amendment to our Charter to increase the total number of authorized shares of our common stock from 100,000,000 shares to 115,000,000 shares. A copy of the Charter Amendment is included as Exhibit A to this proxy statement.
The Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the shares of common stock outstanding in order for such proposal to be approved.
Board Recommendation
After careful consideration, the Board determined that approval of the Charter Amendment Proposal is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval of the Charter Amendment Proposal and recommends that you vote “FOR” the approval of the Charter Amendment Proposal.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of the Company for 2024.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2023 and 2022. A description of these fees and services follows the table.
	2023	2022
Audit Fees(1)	$685,000	$564,708
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	5,400	—
TOTAL	$690,400	$564,708

(1)   Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statements for our public offering in April 2022, our public offering in December 2023 and our long-term incentive plans.
(2)   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” There were no such fees in 2023 or 2022.
(3)   Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2023 or 2022.
(4)   This category includes fees billed for the use of a research tool and automated disclosure checklist. There were no such fees in 2022.
The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee’s pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2022 and 2023 were approved in advance in accordance with the Audit Committee’s pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non- audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2022 and 2023.
Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre- approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm’s independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements with generally accepted accounting principles in the United States.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2023 with management;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

•
Received the written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has further discussed with PricewaterhouseCoopers LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Submitted by the members of the Audit Committee:
Arthur Kirsch, Chairperson
Dr. Stephen Bloch
David Johnson
Raman Singh

THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, once we are no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executive officers, no later than the first anniversary of the date on which we cease to so qualify. Since we were no longer an emerging growth company as of December 31, 2023, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the “Executive Officers and Director and Officer Compensation” section of this Proxy Statement and the related compensation tables and disclosure.
As described below in the Compensation Discussion and Analysis section of this proxy statement, the executive officer compensation programs are designed to support our business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Executive Officers and Director and Officer Compensation” section of this Proxy Statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this Proxy Statement has supported and will contribute to our long-term success.
This proposal, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our Proxy Statement for the Annual Meeting.
This vote will not be binding on our Board and may not be construed as overruling a decision by our Board or creating or implying any change to the fiduciary duties of our Board. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Advisory Vote on the Compensation of Our Named Executive Officers Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that the approval, on an advisory basis, of the compensation of our named executive officers is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval, on an advisory basis, of the compensation of our named executive officers and recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY “SAY-ON-PAY” VOTES PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to include in this Proxy Statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on the compensation of our named executive officers should be held every year, every two years or every three years. Our Board believes that an advisory “say-on-pay” vote on the compensation of our named executive officers should be held every year.
We believe that an annual non-binding advisory vote on the compensation of our named executive officers is the optimal frequency for our “say-on-pay” vote to allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. Additionally, an annual “say-on-pay” advisory vote on the compensation of our named executive officers is consistent with the policies of the Board, our nominating and corporate governance committee and our compensation committee to engage in an ongoing dialogue with our shareholders on our executive compensation practices and corporate governance matters.
This proposal, commonly known as a “say-on-frequency” vote, gives stockholders the opportunity to endorse or not endorse the decision of the Board to hold an advisory vote on the compensation of our named executive officers at each annual meeting of stockholders hereafter. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, that the stockholders approve our presentation at each annual meeting of stockholders hereafter of a proposal to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our Proxy Statement for such Annual Meeting.
This vote will not be binding on our Board and may not be construed as overruling a decision by Board or creating or implying any change to the fiduciary duties of our Board. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on the compensation of our named executive officers.
Stockholders can choose one of four choices for this Proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove our Board’s recommendation.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Advisory Vote on the Frequency of Future Advisory “Say-On-Pay” Votes Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. The frequency of the non-binding advisory vote on the compensation of our named executive officers receiving the greatest number of votes—every three years, every two years or every year—will be the frequency that stockholders approve.
Board Recommendation
After careful consideration, the Board determined that the approval, on an advisory basis, to have future advisory votes on executive compensation every year is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval to have future advisory votes on the compensation of our named executive officers every year. Therefore, the Board recommends that you vote “FOR” a frequency of “ONE YEAR” for future advisory votes on the compensation of our named executive officers.

LIQUIDIA CORPORATE GOVERNANCE
Director Independence
Our Board has determined that each of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh, our Board considered, as applicable, their current and historical employment, any compensation we have given to them, any transactions we have entered into with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families. The Board also considered all other relevant facts and circumstances known to it in making this independence determination. In addition, Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning, Singh and deGoa are non-employee directors as of the date of this proxy statement, as defined in Rule 16b-3 of the Exchange Act.
Election Arrangements
Prior to the effectiveness of the closing of our acquisition of RareGen (now Liquidia PAH) in November 2020 (the “Merger Transaction”) pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2020, as amended, by and among Liquidia, RareGen, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC, but conditioned on the closing of the Merger Transaction, pursuant to those certain Cooperation Agreements, dated as of June 29, 2020 (the “Cooperation Agreements”), our Board increased the authorized number of directors from eight to nine and appointed Dr. Jeffs and Mr. Manning as a Class I and Class III director, respectively, for terms expiring at our 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. The size of our Board shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the Board approve an increase in the size of the Board. Concurrently upon appointment to the Board, (A) Dr. Jeffs was appointed to the Compensation Committee and (B) Mr. Manning was appointed to the Nominating and Corporate Governance Committee and, in each case, we have agreed to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their Replacement Designee (as defined in the Cooperation Agreements)) continues to serve on our Board. Dr. Jeffs resigned from the Compensation Committee on December 31, 2021 in connection with his appointment as Chief Executive Officer of the Company. The “Cooperation Period” commenced on June 29, 2020, which is the date of the Merger Agreement, and expired on the later to occur of (x) the one-year anniversary of the date on which Dr. Jeffs or Mr. Manning or any Replacement Designee affiliated with such director no longer serves on our Board or (y) November 18, 2023, which is the three-year anniversary of the closing of the Merger Transaction.
Pursuant to the Standstill Agreement, our Board appointed Mr. Johnson as a Class II director for an initial term expiring at our 2023 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation, removal or death. Concurrently upon appointment to the Board, Mr. Johnson was appointed to the Audit Committee, and we have agreed to maintain such committee appointment during the term of the Standstill Agreement, as long as Mr. Johnson (or, as applicable, his Replacement Designee (as defined in the Standstill Agreement)) continues to serve on our Board.
There are no further contractual obligations, or terms of our outstanding securities, regarding the election of our directors.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
Our Board is composed of nine directors, of whom seven are independent in accordance with the applicable Nasdaq independence listing standards. Presently, the Board has the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each

of the standing committees is comprised solely of independent directors. In accordance with Nasdaq rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.
To assure effective and independent oversight of management, our Board currently operates with the roles of Chief Executive Officer and Chairperson of the Board separated in recognition of the differences between these two roles in the management of the Company. Although our Board does not have a policy as to whether the same individual may serve as both or all of Chairperson of the Board and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team which manages the business on a day-to-day basis. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairperson of the Board has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our Chairperson, Dr. Bloch calls and chairs regular and special meetings of the Board, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs. Additionally, by permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairperson of the Board roles also prevents the Chief Executive Officer from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse its power.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the biotechnology and pharmaceuticals sectors as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Meetings of the Board and its Committees
The public company Board of Liquidia Corporation held a total of nine meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, Paul Manning attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee(s) on which he served during the period. Other than Paul Manning, no director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he or she served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. Eight of our then-serving members of our Board virtually attended the 2023 annual meeting of stockholders.
Board Committees
Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The Audit Committee of our Board oversees the quality and integrity of our financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It also oversees the audit and other services provided by our independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, our Audit Committee is responsible for reviewing our compliance with legal, regulatory, and cybersecurity requirements, and it assists the Board in an initial review of recommendations to the Board regarding proposed business transactions.
The current members of our Audit Committee are Dr. Bloch and Messrs. Johnson, Kirsch and Singh, with Mr. Kirsch serving as Chairperson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kirsch is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Bloch and Messrs. Johnson, Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Audit Committee of Liquidia Corporation held five meetings during the year ended December 31, 2023. A copy of the Audit Committee’s charter is posted on our website at www.liquidia.com.
Compensation Committee
The Compensation Committee of our Board reviews and determines the compensation of all of our executive officers and establishes our compensation policies and programs. Specific responsibilities of our Compensation Committee include, among other things, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s compensation. It also determines the compensation of our other executive officers. In addition, our Compensation Committee administers all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. Our Compensation Committee also reviews and approves various other compensation policies and matters, including establishing policies and making recommendations to our Board regarding director compensation. In reviewing and advising the Board, the Compensation Committee considers aligning the level and structure of compensation with the long-term interest and risk policies of the Company, and creates a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of the Company, and (b) key management personnel to successfully manage the Company, while not paying more than necessary to accomplish the foregoing. Our Compensation Committee may also review and discuss with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.
In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2023, FW Cook, a nationally known executive compensation and benefits consulting firm, was engaged to advise the Company and the Compensation Committee on various matters related to executive and director compensation and compensation programs. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.
The current members of our Compensation Committee are Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Mr. Kirsch, with Dr. Horobin serving as Chairperson. Each of the current members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is, or was, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Compensation Committee of Liquidia Corporation held six meetings during the year ended December 31, 2023. A copy of the Compensation Committee’s charter is posted on our website at www.liquidia.com.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board, and evaluating the performance of our Board and individual members of our Board. When identifying nominees, the Nominating and Corporate Governance Committee considers, among other things, a nominee’s character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of our equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.
The current members of our Nominating and Corporate Governance Committee are Dr. Bloch, Ms. Rielly-Gauvin and Messrs. Manning and Singh, with Dr. Bloch serving as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Nominating and Corporate Governance Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held four meetings during the year ended December 31, 2023. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.liquidia.com.
Evaluation and Identification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to Liquidia. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees; however, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand Liquidia and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:
•
industry knowledge;

•
accounting and finance;

•
business judgment;

•
management;

•
leadership;

•
business strategy;

•
crisis management; and

•
corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
•
sound business and personal judgment;

•
diversity of origin, experience, background and thought;

•
senior management experience and demonstrated leadership ability;

•
accountability and integrity;

•
financial literacy;

•
industry or business knowledge, including science, technology, and marketing acumen;

•
the extent, nature and quality of relationships and standing in the research and local communities;

•
in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

•
independence of thought and ideas; and

•
other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and the Nominating and Corporate Governance Committee also commissions formal search processes. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our Bylaws as described in “Stockholder Proposals and Other Information” in this proxy statement.
Code of Conduct
In October 2016, we adopted a code of conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In July 2018, we amended our code of conduct to qualify as a “code of ethics” as defined by the rules of the SEC. In June 2020, upon the formation of Liquidia Corporation, we adopted a substantially similar code of conduct as the version which was approved in July 2018. In March 2022, we amended the code of conduct to reflect certain changes in management and to update certain other sections. The code of conduct is available on our website at www.liquidia.com. We intend to disclose any amendments to the code of conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Liquidia Corporation Board of Directors, c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.
Clawback Policy
Effective November 2, 2023, our Board adopted a Policy for Recovery of Erroneously Awarded Incentive Compensation (the “Clawback Policy”) in accordance with the Nasdaq listing standards. The Clawback Policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by our current or former executive officers who is or was an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act, including our named executive officers.
The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Clawback Policy provides that promptly following such an accounting restatement, the Compensation Committee will determine the amount of the erroneously awarded compensation, which is the excess of the amount of incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will provide each such executive officer with a written notice of such amount and a demand for repayment or return. If such repayment or return is not made within a reasonable time, the Clawback Policy provides that the Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by Nasdaq. Our current Clawback Policy is available on our website at www.liquidia.com.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, their immediate family members and entities owned or controlled by them as well as consultants that have access to material nonpublic information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations as well as the listing standards of The Nasdaq Stock Market LLC applicable to us. The Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Anti-Hedging and Anti-Pledging Policy
Pursuant to Insider Trading Policy, members of the Board, officers, employees and consultants to the Company, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving the Company’s securities that may be considered hedging, as well as pledging the Company’s securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling the Company’s common stock within six months of purchasing such common stock in the open market, other than purchases and sales under the Company’s Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by the Company; (ii) engaging in “short” sales of the Company’s securities; (iii) using the Company’s securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to the Company’s securities, such as put and call options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of the Record Date, except as noted below, by:
•
each of our directors and nominees;

•
each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

•
each person, or group of affiliated persons, who is known by us to beneficially own more than five percent (5%) of our common stock; and

•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of the Record Date. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of the Record Date, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 76,382,718 shares of common stock outstanding as of the Record Date.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Caligan Partners LP(1)	10,360,945	13.6%
Legend Aggregator, LP(13)	7,182,532	9.4%
Paul B. Manning(2)	6,335,388	8.3%
Named Executive Officers and Directors:
Roger Jeffs, Ph.D.(3)	3,785,044	4.8%
Michael Kaseta(4)	483,237	*
Russell Schundler(5)	647,900	*
Dr. Stephen Bloch(6)	148,562	*
Damian deGoa(7)	1,465,078	1.9%
Dr. Joanna Horobin(8)	109,761	*
David Johnson(9)	10,445,966	13.7%
Arthur Kirsch(10)	166,765	*
Paul B. Manning(2)	6,335,388	8.3%
Katherine Rielly-Gauvin(11)	109,071	*
Raman Singh(12)	118,899	*
All current executive officers and directors as a group (14 persons)(14)	24,554,105	30.1%

*   Represents ownership of less than 1.0%.
(1)   Based on information disclosed in the Schedule 13D/A filed with the SEC on December 13, 2023, consists of 10,360,945 shares of common stock held in funds and accounts managed by Caligan Partners LP. The address for Caligan Partners LP is 515 Madison Ave, 8th Floor, New York, NY 10022. Caligan Partners LP also serves as a consultant to a managed account that holds 920,000 shares that are not included in the holdings.
(2)   Consists of (i) 435,674 shares of common stock held directly by PBM Capital Finance, of which Mr. Manning is the manager and sole beneficial owner, (ii) 198,413 shares of common stock held by PD Joint Holdings, (iii) 479,233 shares of common stock held by BKB Growth Investments, LLC (“BKB Growth”) (iv) 4,852,464 shares of common stock held by Mr. Manning jointly with his spouse, (v) 279,330 shares of common stock held directly by Mr. Manning, and (vi) 90,274 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings and BKB Growth, and have joint voting and investment power with respect to the shares held by PD Joint Holdings and BKB Growth. The address for Mr. Manning is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, VA 22902.
(3)   Consists of (i) 46,595 shares of common stock held by Roger A. Jeffs Living Trust UAD 2/29/2000, of which Dr. Jeffs is the trustee, (ii) 406,616 shares of common stock held by Dr. Jeffs (which includes 7,169 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan), (iii) 1,541,667 shares of common stock held by Serendipity BioPharma LLC (“Serendipity”), and (iv) 1,790,166 shares of common stock underlying outstanding options and restricted stock units which will have vested within 60 days of the Record Date. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity.
(4)   Consists of (i) 86,087 shares of common stock (which includes 7,730 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan) and (ii) 397,150 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(5)   Consists of (i) 318,777 shares of common stock (which includes 8,342 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan), (ii) 14,500 shares of common stock held by Mr. Schundler’s spouse and (iii) 329,123 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(6)   Consists of 148,562 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(7)   Consists of (i) 47,716 shares of common stock and (ii) 1,417,362 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(8)   Consists of 109,796 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(9)   Consists of (i) 10,360,945 shares of common stock held by funds and accounts managed by Caligan Partners LP, of which Mr. Johnson is the sole managing member and sole beneficial owner and (ii) 85,021 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date. Mr. Johnson is deemed to hold 40,000 options, some of which are unvested, for the benefit of the Caligan Fund and Accounts, and may, after vesting and exercise of such options, if applicable, transfer the common stock received upon exercise directly to the Caligan Fund and Accounts. The address for Mr. Johnson is c/o Caligan Partners LP, 515 Madison Ave, 8th Floor, New York, NY 10022.
(10)   Consists of (i) 2,000 shares of common stock held by Dr. Kirsch, (ii) 30,000 shares held by Revocable Trust of Arthur S. Kirsch and (iii) 134,765 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(11)   Consists of 109,071 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(12)   Consists of 118,899 shares of common stock underlying outstanding options that are currently exercisable or which will have vested within 60 days of the Record Date.
(13)   Based on information disclosed in the Schedule 13G filed with the SEC on January 4, 2024 by Legend Aggregator, LP, according to which Legend Aggregator, LP and Legend Aggregator, Advisors LLC share voting and dispositive power over 7,182,532 shares of common stock. The address of Legend Aggregator, LP is 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(14)   Consists of an aggregate of (i) 19,270,719 shares of common stock and (ii) 5,283,386 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date held by an aggregate of 14 executive officers and directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2023, all filings required under Section 16(a) of the Exchange Act, were filed in a timely manner, with the exception of five Form 4s that were filed late on behalf of our executive officers, which were filed on December 5, 2023.

EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION
Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of the non-employee members of our Board in 2023. We reimburse non-employee members of our Board for reasonable travel expenses. Dr. Jeffs, a member of our Board who has served as our Chief Executive Officer since January 2022, does not receive additional compensation for his service as a director, but did receive compensation for his service as a director for periods prior to his employment by us. Dr. Jeff’s compensation for service as an employee for 2023 is presented in “Executive Compensation—2023 Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Dr. Stephen Bloch	80,000	131,910	211,910
Damian deGoa(3)	35,000	131,910	166,910
Dr. Joanna Horobin	45,000	131,910	176,910
David Johnson	42,500	131,910	174,410
Arthur Kirsch	55,000	131,910	186,910
Paul B. Manning	38,752	131,910	170,662
Katherine Rielly-Gauvin	43,752	131,910	175,662
Raman Singh	46,252	131,910	178,162

(1)   Represents fees earned pursuant to our non-employee director compensation policy described below.
(2)   The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2023. For information regarding these grants, see “— 2023 Equity Awards to Non-Employee Directors”.
(3)   Became a non-employee member of the Board on January 31, 2022.
The following table lists all outstanding option awards, as of December 31, 2023, held by our non-employee directors who served on our Board in 2023:
Name	Option Awards
Dr. Stephen Bloch	169,673
Damian deGoa	1,437,362
Dr. Joanna Horobin	130,872
David Johnson	106,132
Arthur Kirsch	155,876
Paul B. Manning	111,385
Katherine Rielly-Gauvin	130,182
Raman Singh	140,010
2023 Equity Awards to Non-Employee Directors
On June 19, 2023, we granted each of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning, Singh, Johnson and deGoa options to purchase 20,000 shares of common stock, respectively, under Liquidia Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”), with an exercise price equal to $8.63 per share, vesting in 36 equal monthly installments and which will become fully vested on June 19, 2026.

General Policy Regarding Compensation of Directors
Our Board has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:
	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	50,000	35,000
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000
Pursuant to the non-employee director annual equity compensation policy adopted by the Compensation Committee in January 2024, each director then serving on our Board shall be granted, on an annual basis, $250,000 in the form of restricted stock units (“RSUs”) of our common stock with the RSUs vesting on the earlier of the (i) one year anniversary of the date of grant or (ii) the day prior to the Company’s next annual shareholder meeting following the date of grant, with the grant of the Annual Director Equity Grants to be subject to further approval by the Committee. Other equity award grants to non-employee directors are determined by the Board in its sole, good faith discretion. Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation—Summary Compensation Table below.
Management
The following table sets forth the name, age as of the Record Date and position of each of our current executive officers. The following also includes certain information regarding our current executive officers’ individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of our current executive officers and key personnel is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Name	Age	Position
Roger A. Jeffs, Ph.D	62	Chief Executive Officer and Director
Michael Kaseta	48	Chief Financial Officer and Chief Operating Officer
Jason Adair	52	Chief Business Officer
Rajeev Saggar, M.D	50	Chief Medical Officer
Scott Moomaw	54	Chief Commercial Officer
Russell Schundler	49	General Counsel and Secretary
Executive Officers
Roger A. Jeffs, Ph.D.
Please see Dr. Jeffs’ biography on page 11 of this proxy statement under the section entitled “Class I Directors Continuing in Office until the 2025 Annual Meeting.”
Michael Kaseta
Mr. Kaseta has been our Chief Operating Officer since January 2024 and Chief Financial Officer since November 2020. Mr. Kaseta served as Chief Financial Officer of Aerami Therapeutics, Inc., a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension, from January 2019 until November 2020, and served as Chief Financial Officer of Aralez Pharmaceuticals Inc., a former specialty pharmaceutical company (“Aralez”) (Nasdaq: ARLZ), from March 2018 until January 2019. Mr. Kaseta previously served as Head of Finance and Interim Chief Financial Officer of Aralez from November 2017 until March 2018 and Corporate Controller from September 2016 until November 2017. Prior to joining Aralez, Mr. Kaseta held various positions at Sanofi S.A., a global biopharmaceutical company focused on human health, including most recently Chief Financial Officer Sanofi North America, Global Services, from April 2015 through September 2016. Mr. Kaseta was previously the Vice President Sanofi NA Pharma Controlling from January 2013 through April 2015, Vice President, Sanofi Financial Shared Services from March 2007 through December 2013 and Director of Technical Accounting from 2005 to 2007. Mr. Kaseta has served as a director of Alimera Sciences, Inc. (NASDAQ:ALIM) since March 2023 and as a director of Bryn Pharmaceuticals since June 2023. Mr. Kaseta holds a BBA in accounting from James Madison University and is a CPA (inactive) licensed in the state of New Jersey.
Jason Adair
As Chief Business Officer at Liquidia, Mr. Adair is responsible for corporate development activities including strategy, investor relations, communications and pursuit of collaboration and licensing opportunities for the company. Mr. Adair was hired January 2016 by Liquidia Technologies and been serially promoted from Vice President Corporate Development & Strategy, to Senior Vice President Corporate Development & Strategy in 2022, to Chief Business Officer in 2023. Prior to joining Liquidia in 2016, Mr. Adair led business development efforts at BioCryst Pharmaceuticals as their Executive Director of Corporate Development. His work included the commercial launch and subsequent partnering of the company’s first FDA approved drug. He also worked at MedImmune and AstraZeneca in roles of increasing responsibility in business development, marketing and operations. Before entering the pharmaceutical industry, Mr. Adair worked as an analytical chemist for Syngenta and served as an officer in the United States Army. He received an M.B.A. from the Tuck School of Business at Dartmouth College and a B.S. in Chemistry from Wake Forest University.
Rajeev Saggar, M.D.
Dr. Saggar has been our Chief Medical Officer since July 2022 and oversees all aspects of research, clinical development, medical affairs, and regulatory affairs for the company. Prior to joining our company, Dr. Saggar was at Theravance Biopharma from January 2020 to July 2022, where he served as Vice President of Clinical Development, with oversight of all phases of clinical development across respiratory disease portfolio, including pulmonary fibrosis, allograft rejection, asthma, COPD, and COVID-19. Previously, Dr. Saggar also served as Interim Chief of the Division of Pulmonary Critical Care at University of Arizona, College of Medicine, Phoenix from January 2017 to December 2019, as the Medical Director of the Pulmonary Hypertension and Fibrosis Programs and Lung Transplant Program at Banner University Medical Center, Phoenix from July 2015 to December 2019, as the General Manager of Evolung, LLC (a subsidiary of United Therapeutics) from July 2013 to April 2014, as the Associate Director of Lung Transplant and Medical Director of Advanced Lung Disease at Norton Thoracic Institute from July 2011 to June 2013 and as Assistant Professor of Medicine at University of California, Los Angeles Lung Transplant and Pulmonary Hypertension Programs from June 2008 to June 2011. Dr. Saggar received a B.S. degree and a M.D. degree from the University of California, Irvine. He completed his residency in Internal Medicine at the University of California, Irvine, a fellowship in Pulmonary & Critical Care at the University of California, Irvine, and received subspecialty training in pulmonary hypertension and lung transplantation at University of California, San Diego and University of California, Los Angeles, respectively.
Scott Moomaw
Mr. Moomaw has been our Chief Commercial Officer since January 2023 and before that served as our Senior Vice President, Commercial effective upon consummation of the Merger Transaction in November 2020. Prior to Liquidia, Mr. Moomaw was RareGen’s Chief Operating Officer from August 2018 until November 2020. Mr. Moomaw is a seasoned leader in biopharmaceuticals. He has extensive experience launching products and developing commercial strategies and organizations. Prior to joining RareGen, from October 2016 until August 2018, Mr. Moomaw was Vice President of Marketing of OPKO Health, Inc. (Nasdaq: OPK), a medical test and medication company focused on diagnostics and pharmaceuticals, where he launched a specialty product for chronic kidney disease. Prior to OPKO Health, Mr. Moomaw was Associate Vice President of Marketing at United Therapeutics (Nasdaq: UTHR), a biotechnology company, from January 2011 until May 2016, where he led a portfolio of brands to treat pulmonary hypertension. Prior to United Therapeutics, from 2000 until 2010, Mr. Moomaw held a variety of sales and marketing roles of increasing responsibility at Eli Lilly and Company (NYSE: LLY), a pharmaceutical company. Mr. Moomaw graduated with a Bachelor of Science from Miami University and he holds a Master’s in Business Administration from the University of Michigan.
Russell Schundler
Mr. Schundler has been our General Counsel and Secretary since March 2021. Mr. Schundler served as General Counsel of PBM Capital Group, LLC (“PBM Capital”), a private equity investment firm in the business of investing in healthcare and life-science related companies from February 2020 until March 2021, and served as Corporate Counsel of PBM Capital from April 2014 to February 2020. Prior to joining PBM Capital, Mr. Schundler was an attorney in private practice with Woods Rogers PLC from 2010 to 2014, McGuireWoods LLP from 2007 to 2010 and Woods Rogers from 2001 to 2007. Mr. Schundler holds a B.A. in history and economics from the University of Virginia, a J.D. from the University of Virginia School of Law and is licensed to practice law in the Commonwealth of Virginia.
Executive Compensation
We have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our named executive officers (as defined below) for 2023.
Overview
Our executive compensation program is designed to attract, retain and reward key employees who contribute to our long-term success, to incentivize them to achieve key performance goals, and align executive compensation with our business objectives and the interests of our stockholders. The Compensation Committee is generally responsible for determining the compensation of our executive officers. For 2023, the material elements of our executive compensation program were base salary, performance-based cash bonuses and equity-based compensation in the form of stock options and restricted stock units (“RSUs”). As noted above, FW Cook was retained to advise the Compensation Committee on matters related to executive compensation.
Summary Compensation Table
The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the fiscal year ended December 31, 2023, and (ii) the two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2023 and who received in excess of $100,000 in compensation during such fiscal year (collectively referred to as the “named executive officers”). In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Roger Jeffs, Ph.D.	2023	689,000	—	1,786,215	1,780,203	620,100(8)	13,980	4,889,498
Chief Executive Officer(4)	2022	325,000	65,000(6)	325,002	9,904,904	130,000(6)	12,226	10,762,132
Michael Kaseta	2023	501,000	—	769,195	766,604	375,825(8)	13,980	2,426,704
Chief Financial Officer and Chief Operating Officer	2022	472,736	66,183(7)	234,375	944,648	75,638(7)	13,293	1,806,873
Russell Schundler	2023	477,000	—	642,710	640,545	286,200(8)	15,286	2,061,741
General Counsel and Secretary	2022	394,740	63,000(7)	234,375	944,648	72,000(7)	12,180	1,720,943

(1)   Stock awards represent grants of restricted stock units, as further described below under “2022 and 2023 Equity Grants”. The value of these grants has been calculated in accordance with ASC Topic 718.
(2)   The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 8 of our financial statements for the period ended December 31, 2023. See also “2022 and 2023 Equity Grants” below for more information.
(3)   Includes contributions to (i) our 401(k) plan on behalf of each of our named executive officers and (ii) our named executive officers’ health savings accounts. Contributions to health savings accounts and 401(k) plan contributions for services performed in 2022 and 2023 were paid on a per-payroll basis.
(4)   Dr. Jeffs has served as our Chief Executive Officer since January 3, 2022.
(5)   Mr. Kaseta has served as our Chief Operating Officer since January 15, 2024.
(6)   Represents cash bonus paid by the Company in March 2023 in accordance with the Company’s payroll and reflects the achievement of 40% of the Company’s 2022 corporate goals, as determined by the Compensation Committee. In addition, due to the fact that 60% of the Company’s 2022 corporate goals, as determined by the Compensation Committee, were not met due to external factors and the substantial progress of the Company towards readiness for commercial launch, the Compensation Committee awarded the named executive officer with an additional bonus equal to 20% of the named executive officer’s target bonus.
(7)   Represents cash bonus paid by the Company in February 2023 in accordance with the Company’s payroll and reflects the achievement of 40% of the Company’s 2022 corporate goals, as determined by the Compensation Committee. In addition, due to the fact that 60% of the Company’s 2022 corporate goals, as determined by the Compensation Committee, were not met due to external factors and the substantial progress of the Company towards readiness for commercial launch, the Compensation Committee awarded the named executive officer with an additional bonus equal to 35% of the named executive officer’s target bonus.
(8)   Represents cash bonus paid by the Company in January 2024 in accordance with the Company’s payroll and reflects the achievement of 150% of the Company’s 2023 corporate goals, as determined by the Compensation Committee, according to the following bonus target percentages of 2023 base salary for the named executive officers: 60% bonus target for Dr. Jeffs, 50% bonus target for Mr. Kaseta and 40% bonus target for Mr. Schundler.
Narrative Disclosure to Summary Compensation Table
Base Salary
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
As a public company, base salaries for the named executive officers will be reviewed periodically by the Board and/or the Compensation Committee, with adjustments expected to be made generally in accordance with the applicable employment agreements, as well as financial and other business factors affecting our Company, and to maintain a competitive compensation package for our executive officers.
Performance-Based Compensation and Bonuses
Our named executive officers are entitled to annual bonuses calculated as a target percentage of their annual base salary based upon our Compensation Committee’s assessment of their performance and our attainment of targeted goals as set by the Compensation Committee in their sole discretion and communicated to each named executive officer. Bonuses are based on the Compensation Committee’s assessment of each named executive officer’s and our performance and are paid pursuant to the terms of the Liquidia Corporation Annual Cash Bonus Plan (the “Bonus Plan”). The annual bonuses paid to our named executive officers in 2022 and 2023 reflect the achievement of 40% and 150%, respectively, of the corporate goals that were established by the Compensation Committee for those years. In addition, in 2022, due to the fact that 60% of the corporate goals, as determined by the Compensation Committee, were not met due to external factors and due to the substantial progress of the Company towards readiness for commercial launch, the Compensation Committee awarded the named executive officers with additional bonuses equal to between 20% and 35% of the named executive officers’ target bonuses.
Equity Compensation
We have historically awarded equity compensation to our named executive officers based on their performance in the form of stock options and restricted stock units (“RSUs”). Generally, grants of equity awards are made on the basis of level of responsibility, continued service to the Company and performance. The equity awards are subject to time-based and/or performance-based vesting, contingent upon the named executive officer’s continued employment with the Company, with vesting subject additional performance milestones in limited circumstances as further explained below. The Compensation Committee determines equity awards after considering Company and individual performance and information and recommendations provided by our independent compensation consultant. With respect to our named executive officers other than our CEO, the Compensation Committee also considers the recommendations of our CEO when determining grant levels.
Other Compensation
The named executive officers are eligible to participate in employee benefits and insurance programs generally made available to full-time officers of the Company. We contribute to our 401(k) plan on behalf of our named executive officers and we also contribute to our named executive officers’ health savings accounts, but we have no pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our named executive officers. 401(k) contributions are equal to 100% of eligible employee contributions up to 4% of an employee’s salary, subject to the maximum amount permitted by the Internal Revenue Code. Health savings account contributions range from $1,050 to $1,325 per year depending upon the coverage level elected by an employee.
Jeffs Employment Agreement
We entered into an executive employment agreement with Dr. Jeffs, our Chief Executive Officer, on January 3, 2022 (the “Jeffs Employment Agreement”), pursuant to which Dr. Jeffs is entitled to an annual base salary of $650,000 and is eligible to receive a discretionary annual cash bonus of up to 50% of his annualized base salary (the “Jeffs Target Amount”), which cash bonus shall be prorated for 2022. In December 2022, the Jeffs Target Amount was increased to 60% of his annualized base salary for 2023. In January 2024, the Jeffs Target Amount was increased to 70% of his annualized base salary for 2024 and subsequent years. Dr. Jeffs’ base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Dr. Jeffs is employed by Liquidia Technologies on an at-will basis, meaning that either we or Dr. Jeffs may terminate his employment at any time without giving advance notice. The Jeffs Employment Agreement is governed by the laws of North Carolina. The Jeffs Employment Agreement also provides that Dr. Jeffs sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Dr. Jeffs agrees to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
In the event Dr. Jeffs’ employment is terminated without “Cause” or Dr. Jeffs resigns from his employment for “Good Reason” (as such terms are defined in the Jeffs Employment Agreement), then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for 24 months (the “Jeffs Severance Period”); and (b) payment of that portion of the premiums required to continue his group healthcare coverage under the applicable provisions of the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) that exceeds the active employee rate, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Jeffs Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (ii)   the date when he becomes eligible for

substantially equivalent health insurance coverage in connection with new employment. In the event Dr. Jeffs’ employment is terminated for Cause or due to his death or “Disability” (as defined in the Jeffs Employment Agreement) or Dr. Jeffs resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Dr. Jeffs’ employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a Change in Control (as defined in the Jeffs Employment Agreement), then Dr. Jeffs will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without “Cause”; provided, however, that Dr. Jeffs shall receive an amount equal to the bonus (if any) that he would have earned pursuant to the Company’s Annual Cash Bonus Plan, as amended by the Company from time to time (the “Bonus Plan”) with respect to any full Performance Period (as defined in the Bonus Plan).
Kaseta Employment Agreement
We entered into an executive employment agreement with Mr. Kaseta, our Chief Financial Officer on November 30, 2020 (the “Kaseta Employment Agreement”), pursuant to which Mr. Kaseta is entitled to an annual base salary of $435,000 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary (the “Kaseta Target Amount”). In December 2022, the Kaseta Target Amount was increased to 50% of his annualized base salary for 2023. In January 2024, the Kaseta Target Amount was increased to 60% of his annualized base salary for 2024 and subsequent years. Furthermore, Mr. Kaseta received a $130,000 sign-on bonus which is subject to repayment if, prior to November 30, 2021, Mr. Kaseta’s employment is terminated for “Cause” (as defined in the Kaseta Employment Agreement) or Mr. Kaseta resigns without “Good Reason” (as defined in the Kaseta Employment Agreement). Moreover, Mr. Kaseta is entitled to reimbursement of reasonable out-of-pocket costs of temporary housing and transportation and related income taxes assessed on Mr. Kaseta for up to 18 months after November 30, 2020, and a relocation allowance up to a maximum aggregate gross amount of $80,000, each subject to the terms and conditions in the Kaseta Employment Agreement. Mr. Kaseta’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Mr. Kaseta is employed on an at-will basis, meaning that either we or Mr. Kaseta may terminate his employment at any time without giving advance notice.
In the event Mr. Kaseta’s employment is terminated without Cause or Mr. Kaseta resigns from his employment for Good Reason, and provided he signs and does not revoke a general release of claims in favor of our Company, among other things, then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for nine months (the “Kaseta Severance Period”); (b) any unpaid bonus for any full performance period completed prior to the termination date; and (c) payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Kaseta Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Mr. Kaseta’s employment is terminated for Cause or due to his death or “Disability” (as defined in the Kaseta Employment Agreement) or Mr. Kaseta resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Mr. Kaseta’s employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a “Change in Control” (as defined in the 2018 Plan), then Mr. Kaseta will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without Cause; provided, however, that (a) the Kaseta Severance Period shall be increased to 12 months, (b) Mr. Kaseta will receive a bonus paid at the Kaseta Target Amount, and (c) in the event that Mr. Kaseta’s outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a Change in Control, then 100% of the unvested portion of such equity shall become vested.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Roger Jeffs, Ph.D.	30,000(2)	—	3.38	11/18/2030
	30,353(3)	—	2.51	3/24/2031
	15,556(4)	4,444	2.59	8/20/2031
	806,354(5)	876,473	5.14	1/3/2032
	446,331(5)	485,144	4.86	6/17/2032
	85,056(12)	286,098	6.17	1/11/2033
					289,500(14)	3,482,685
Michael Kaseta	177,292(7)	52,708	2.79	11/30/2030
	13,490(8)	5,010	2.97	1/19/2031
	8,024(6)	1,976	2.54	7/21/2031
	35,938(9)	39,062	6.25	1/16/2032
	53,125(10)	96,875	5.12	7/28/2032
	36,627(12)	123,202	6.17	1/11/2033
					145,761(13)(14)	1,753,505
Russell Schundler	137,500(11)	62,500	2.42	3/29/2031
	8,024(6)	1,976	2.54	7/21/2031
	35,938(9)	39,062	6.25	1/16/2032
	53,125(10)	96,875	5.12	7/28/2032
	30,605(12)	102,942	6.17	1/11/2033
					125,261(13)(14)	1,506,890

(1)   Based on the $12.03 per share closing price of our common stock on December 29, 2023, as reported by Nasdaq.
(2)   The shares underlying the option vested in 36 monthly installments beginning in November 2020 and ending in November 2023.
(3)   The shares underlying the option vested in four quarterly installments beginning in March 2021 and ending in December 2021.
(4)   The shares underlying the option vest in 36 monthly installments beginning in August 2021 such that all shares will be vested on August 20, 2024, subject to the named executive’s continuous service as of each such date.
(5)   25% of the shares underlying the option vested on January 3, 2023 and the remaining shares vest in 36 monthly installments thereafter such that all shares will be vested on January 3, 2026, subject to the named executive’s continuous service as of each such date.
(6)   50% of the shares underlying the option vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, 12.5% of the shares underlying the option vested on July 21, 2022 and the remaining shares vest in 36 monthly installments thereafter such that all shares will be vested on July 21, 2025, subject to the named executive’s continuous employment as of each such date.

(7)   25% of the shares underlying the option vested on November 30, 2021 and the remaining shares vest in 36 monthly installments thereafter such that all shares will be vested on November 30, 2024, subject to the named executive’s continuous service as of each such date.
(8)   The shares underlying the option vest in 48 monthly installments beginning in January 2021 such that all shares will be vested on January 19, 2025, subject to the named executive’s continuous service as of each such date.
(9)   The shares underlying the option vest in 48 monthly installments beginning in January 2022 such that all shares will be vested on January 31, 2026, subject to the named executive’s continuous service as of each such date.
(10)   The shares underlying the option vest in 48 monthly installments beginning in July 2022 such that all shares will be vested on July 28, 2026, subject to the named executive’s continuous service as of each such date.
(11)   25% of the shares underlying the option vested on March 29, 2022 and the remaining shares vest in 36 monthly installments thereafter such that all shares will be vested on March 29, 2024, subject to the named executive’s continuous service as of each such date.
(12)   The shares underlying the option vest in 48 monthly installments beginning in January 2023 such that all shares will be vested on January 11, 2027, subject to the named executive officer’s continuous service as of each such date.
(13)   Amount includes the unvested portion of restricted stock units granted on January 16, 2022. 25% of the restricted stock units settled into common stock on February 28, 2023 and the remaining restricted stock units vest in 12 quarterly installments thereafter such that all the restricted stock units settle into common stock shares on February 28, 2026, subject to the named executive’s continuous service as of each such date.
(14)   Amount includes the unvested portion of restricted stock units granted on January 11, 2023. 25% of the restricted stock units settled into common stock on March 15, 2024 and the remaining restricted stock units vest in 12 quarterly installments thereafter such that all the restricted stock units settle into common stock shares on January 11, 2027, subject to the named executive officer’s continuous service as of each such date.
2022 and 2023 Equity Grants
Jeffs
On January 3, 2022, we granted Dr. Jeffs an option to purchase 1,682,827 shares of common stock under the 2020 Plan, with an exercise price equal to $5.14 per share, vesting 25% on January 3, 2023 and the remaining shares vesting in 36 monthly installments thereafter such that all shares will be vested on January 3, 2026.
On January 3, 2022 we also granted Dr. Jeffs 63,230 restricted stock units (“RSUs”) under the 2020 Plan. The RSUs settled into common stock in four installments between April 2022 and January 2023.
On June 17, 2022, we granted Dr. Jeffs an option to purchase 931,475 shares of common stock under the 2020 Plan, with an exercise price equal to $4.86 per share, vesting 25% on January 3, 2023 and the remaining shares vesting in 36 monthly installments thereafter such that all shares will be vested on January 3, 2026, subject to continuous service as of each such date.
On January 11, 2023, we granted Dr. Jeffs 289,500 RSUs under the 2020 Plan. 25% of such RSUs vested on January 11, 2024, and the remaining RSUs will vest ratably on a quarterly basis over a three-year period, subject to continuous service as of each such date.
On January 11, 2023, we also granted to Dr. Jeffs an option to purchase 371,154 shares of common stock under the 2020 Plan, with an exercise price equal to $6.17 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
Kaseta
On January 16, 2022, we granted Mr. Kaseta an option to purchase 75,000 shares of common stock under the 2020 Plan, with an exercise price equal to $6.25 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.

On January 16, 2022, we also granted Mr. Kaseta 37,500 RSUs under the 2020 Plan. 25% of such RSUs vested on February 28, 2023, and the remaining RSUs will vest ratably on a quarterly basis over a three-year period, subject to continuous service as of each such date.
On July 28, 2022, we granted Mr. Kaseta an option to purchase 150,000 shares of common stock under the 2020 Plan, with an exercise price equal to $5.12 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On January 11, 2023, we granted Mr. Kaseta 124,667 RSUs under the 2020 Plan. 25% of such RSUs vested on January 11, 2024, and the remaining RSUs will vest ratably on a quarterly basis over a three-year period, subject to continuous service as of each such date.
On January 11, 2023, we also granted to Mr. Kaseta an option to purchase 159,829 shares of common stock under the 2020 Plan, with an exercise price equal to $6.17 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
Schundler
On January 16, 2022, we granted Mr. Schundler an option to purchase 75,000 shares of common stock under the 2020 Plan, with an exercise price equal to $6.25 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On January 16, 2022, we granted Mr. Schundler 37,500 restricted stock units (“RSUs”) under the 2020 Plan. 25% of such RSUs vested on February 28, 2023, and the remaining RSUs will vest ratably on a quarterly basis over a three-year period, subject to continuous service as of each such date.
On July 28, 2022, we granted Mr. Schundler an option to purchase 150,000 shares of common stock under the 2020 Plan, with an exercise price equal to $5.12 per share, vesting in equal monthly installments over a four- year period, subject to continuous service as of each such date.
On January 11, 2023, we granted Mr. Schundler 104,167 RSUs under the 2020 Plan. 25% of such RSUs vested on January 11, 2024, and the remaining RSUs will vest ratably on a quarterly basis over a three-year period, subject to continuous service as of each such date.
On January 11, 2023, we also granted to Mr. Schundler an option to purchase 133,547 shares of common stock under the 2020 Plan, with an exercise price equal to $6.17 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
Inducement Plan
On January 25, 2022, our Board adopted the 2022 Inducement Plan (the “Inducement Plan”). The Inducement Plan provides for the grant of non-qualified stock options. The Inducement Plan was recommended for approval by the Compensation Committee of the Board and subsequently approved and adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. The total number of shares of Common Stock currently reserved for issuance under the Inducement Plan is 305,500 shares. The Inducement Plan will be administered by either the Board or the Compensation Committee or a similar committee performing the functions of the Compensation Committee and which is comprised of not less than two non-employee directors who are independent. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, non-qualified stock options under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the Board (or any parent or subsidiary of the Company), or following a bona fide period of non-employment by the Company (or a parent or subsidiary of the Company), if he or she is granted such non-qualified stock options in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.
Retirement Benefits
The only retirement benefit that we offer is our 401(k) plan, which is available to all employees. We currently provide a safe harbor match equal to 100% of an employee’s contributions to the 401(k) plan up to 4% of their salary, up to the applicable limit set forth in the Internal Revenue Code, or the Code.

Employee Bonus Plan
In June 2020, we adopted the Bonus Plan under which eligible employees are eligible to receive an annual cash bonus determined by the achievement of certain company and individual performance indicators that have been approved by our Compensation Committee and our Board for the relevant financial year.
Employees who are employed by us or our participating affiliates on the date the bonus payout is made are eligible to receive a cash bonus pursuant to and on the terms of our Bonus Plan. Employees who do not work a full plan year may be paid bonuses on a pro rata basis, at the discretion of our management. All bonus eligibility is subject to the determination of our Compensation Committee.
The determination of the bonus (if any) payable to any eligible employee is solely and completely within the discretion of our Compensation Committee, and there is no obligation on our Compensation Committee to award any bonus to any employee.
Potential Payments Upon Termination or Change in Control
Severance Plan
In June 2020, we adopted an Executive Severance and Change in Control Plan (the “Severance Plan”), under which eligible employees are entitled to receive certain severance benefits upon the termination of their employment with us, if such termination was (a) initiated by us other than for “cause,” which does not include a disability or death termination, or (b) initiated by the employee for “good reason”, as defined under the Severance Plan ((a) or (b), an “Involuntary Termination”).
Under the Severance Plan, in the event of an Involuntary Termination, we will pay and provide the following to the eligible employee: (i) an amount equal to the employee’s monthly salary as of the termination date over a six month period payable in substantially equal installments in accordance with the Company’s normal payroll schedule; (ii) an amount equal to the bonus (if any) that an eligible employee would have earned if employed for the entire performance period, payable in the same manner and at the same time paid to other employees; and (iii) any accrued obligations, such as accrued salary and bonus, unpaid vacation pay and unreimbursed expenses; and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any. In addition, the Company will pay for the employer- portion of the monthly COBRA premiums, required for an eligible employee to continue the employee’s healthcare coverage (including coverage for eligible dependents, if previously elected) for a period of six months, provided that the eligible employee timely elects to continue such COBRA benefits and remains eligible for such benefits under applicable law, except as set forth in the Severance Plan.
In connection with an Involuntary Termination during the two-year period following a “change in control”, as defined under the Severance Plan, we will pay and provide the following to the eligible employee: a lump sum amount equal to the sum of (i) the employee’s monthly salary for a period of nine months; (ii) nine twelfths of the employee’s target annual incentive (such amounts shall be determined as of the date of termination); and (iii) an amount equal to the excess of COBRA coverage over the monthly premium rate for our active employees for a period of nine months and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any.
As a condition to receiving certain benefits under the Severance Plan, the eligible employee must execute and not revoke a valid release of claims in the form provided by us.
Generally, employees holding a position of vice president or a more senior position are eligible to be selected by our Compensation Committee to participate in the Severance Plan provided that the employee signs a participation agreement, except that an individual who is (a) party to an employment agreement with us that provides for payments upon his termination of employment, whether before or after a change in control, or (b) entitled to “deferred compensation” under Section 409A of the Code payable in installments as severance after a separation from service pursuant to a broad-based severance plan shall not be eligible.

The Severance Plan also provides for a Section 280G “better-of provision” such that payments or benefits that each or our named executive officers receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Sections 280G and 4999 of the Code if such reduction would result in greater after-tax payment amount for such named executive officer.
Pay Versus Performance
The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2023 and 2022. In accordance with transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.
Year	(1) Summary Compensation table total for PEO	(1)(2) Compensation actually paid to PEO	(1) Average summary Compensation table total for non-PEO NEOs	(1)(2) Average Compensation actually paid to non-PEO NEOs	(3) Value of initial fixed $100 investment based on Total share- holder return	Net Loss (in thousands)
2023	$4,889,498	$15,455,856	$2,244,223	$4,823,625	$247.02	$(78,502)
2022	$10,762,132	$13,888,510	$1,763,908	$2,177,710	$130.80	$(41,015)

(1)   For each fiscal year, represents amount reported for our PEOs and average amount reported for our NEOs, in each case in the Total column of the Summary of Compensation Table. Our PEOs and NEOs for each of these fiscal years are shown below:
Year	PEO	Non-PEO NEOs
2023	Roger Jeffs, Ph.D.	Michael Kaseta, Russell Schundler
2022	Roger Jeffs, Ph.D.	Michael Kaseta, Russell Schundler
(2)   Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC Topic 718.
Year	Reported Summary Compensation Table Total for Dr. Jeffs	(a) Reported Value of Equity Awards for Dr. Jeffs	(b) Aggregate Equity Award Adjustments for Dr. Jeffs	Compensation Actually Paid to Dr. Jeffs
2023	$4,889,498	$(3,566,418)	$14,132,776	$15,455,856
2022	$10,762,132	$(10,229,906)	$13,356,284	$13,888,510

(a)   Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)   The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Dr. Jeffs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Dr. Jeffs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Dr. Jeffs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Dr. Jeffs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Dr. Jeffs	Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Dr. Jeffs	Aggregate Equity Awards Adjustment
2023	$6,386,728	$6,979,791	$453,079	$313,178	$—	$—	$14,132,776
2022	$13,048,231	$28,235	$267,150	$12,668	$—	$—	$13,356,284
Year	Average Reported Summary Compensation Table Total for non-PEO NEOs	Average Reported Value of Equity Awards for non-PEO NEOs	Average Aggregate Equity Award Adjustments for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs
2023	$2,244,223	$(1,409,527)	$3,988,929	$4,823,625
2022	$1,763,908	$(1,179,023)	$1,592,825	$2,177,710

(a)   Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)   The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for non-PEO NEOs
Dollar
Value of
any
Dividends
or Other
Earnings
Paid on
Stock or
Option
Awards
During
Year Prior
to the
Vesting
Date that
are not
otherwise
included in
the Total
Compensation
During
Year for
non-PEO
NEOs
							Average Aggregate Equity Awards Adjustment
2023	$2,524,176	$1,144,675	$179,067	$141,011	$—	$—	$3,988,929
2022	$1,204,019	$168,428	$133,879	$86,499	$—	$—	$1,592,825
(3)   Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock on December 31, 2021.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
Below are graphs showing the relationship of “compensation actually paid” to our PEO and other non-PEO NEOs in 2023 and 2022 to (1) Company total shareholder return (“TSR”) of Liquidia and (2) Liquidia’s net loss.

Relationship Between Compensation Actually Paid and Company TSR
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Total Shareholder Return
$300
$250
$200
$150
$100
$50
$0
2022
2023
PEO compensation actually paid
Non-PEO NEO average compensation actually paid
Company total shareholder return

Relationship Between Compensation Actually Paid and Company Net Loss
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Net Loss (in thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2022
2023
PEO compensation actually paid
Non-PEO NEO average compensation actually paid
Net Loss (in thousands)

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless our Board has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.
See “Executive Officers and Director and Officer Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
The following is a description of transactions since January 1, 2022, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Participation in our April 2022 Public Offering
On April 12, 2022, we entered into an underwriting agreement with BofA Securities, Inc. (“BofA Securities”), as representative of the several underwriters named therein (collectively, the “2022 Underwriters”), in connection with our sale of 11,274,510 shares of our common stock, which amount included 1,470,588 shares sold pursuant to the 2022 Underwriters’ option to purchase additional shares, which was exercised in full on April 14, 2022, pursuant to a registration statement on Form S-3 (File No. 333-251394), filed with the SEC on December 16, 2020, and which was declared effective by the SEC on December 23, 2020, and the prospectus contained therein, as supplemented by the prospectus supplement dated April 12, 2022, in an underwritten registered public offering at an offering price of $5.10 per share (the “2022 Offering”). The Offering closed on April 18, 2022, and we received net proceeds of approximately $53.7 million from the 2022 Offering, after deducting the underwriting discounts and commissions and estimated offering expenses.
Caligan, our largest stockholder and an affiliate of David Johnson, a member of our Board, and Paul B. Manning, a member of our Board, participated in the 2022 Offering and purchased shares of our common stock in an aggregate amount of approximately $11 million at the public offering price per share and on the same terms as the other purchasers in the Offering. Caligan purchased 1,764,705 shares of our common stock in the 2022 Offering for an aggregate purchase price of $8,999,995.50 and Paul B. Manning purchased 392,156 shares of our common stock in the 2022 Offering for an aggregate purchase price of $1,999,995.60.
Participation in our December 2023 Public Offering
On December 12, 2023, the Company entered into an underwriting agreement with BofA Securities, as representative of the several underwriters named therein, in connection with its previously announced sale of 3,491,620 shares of our common stock, pursuant to a registration statement on Form S-3 (File No. 333-251394), filed with the SEC on December 16, 2020, and which was declared effective by the SEC on December 23, 2020, and the prospectus contained therein, as supplemented by the prospectus supplement dated December 12, 2023, in an underwritten registered public offering at an offering price of $7.16 per Public Share (the “2023 Offering”) for gross proceeds of approximately $25 million (before deducting underwriting discounts, commissions and expenses). The Offering closed on December 14, 2023.
Caligan, our largest stockholder and an affiliate of David Johnson, a member of our Board, and Paul B. Manning, a member of our Board, participated in the 2023 Offering and purchased shares of our common stock in an aggregate amount of approximately $10 million at the public offering price per share and on the same terms as the other purchasers in the Offering. Caligan purchased 1,117,318 shares of our common stock in the 2023 Offering for an aggregate purchase price of $7,999,996.88 and Paul B. Manning purchased 279,330 shares of our common stock in the 2023 Offering for an aggregate purchase price of $2,000,002.80.

December 2023 Private Placement
On December 12, 2023, we entered into a common stock purchase agreement with Roger Jeffs, our Chief Executive Officer, in connection with the private sale of 139,665 unregistered shares of our common stock, in a private placement at a purchase price of $7.16 per share for an aggregate investment amount of approximately $1 million.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee, but only those independent directors who are disinterested, will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING
Pursuant to the rules of the SEC, Liquidia, intermediaries (e.g., brokers, banks and nominees) and service providers that Liquidia employs to deliver communications to its stockholders are each permitted to deliver to two or more stockholders sharing the same address a single Notice or copy of the proxy materials. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, Liquidia will promptly deliver a separate copy of the Notice or proxy materials to any stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered and/or who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the Notice or proxy materials may likewise request that Liquidia deliver single copies of the Notice or proxy materials in the future. Stockholders may notify Liquidia of their requests by calling or writing Liquidia at its mailing address at (919) 328-4400 or Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary, respectively.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2025 annual meeting of stockholders must be received by us no later than the close of business on December 31, 2024.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2025 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is included with these proxy materials. A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.liquidia.com) or upon written request to us at Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
EXPENSES AND SOLICITATION
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investors” section of our website at www.liquidia.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Chief Executive Officer, Director
Dated: April 29, 2024

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.liquidia.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.
This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2023 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.
In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Liquidia by requesting them in writing or by telephone at the following address:
LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Attention: Corporate Secretary
Telephone: (919) 328-4400

EXHIBIT A
CERTIFICATE OF SECOND AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
LIQUIDIA CORPORATION
Liquidia Corporation, a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:
FIRST: The Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”) is hereby amended by deleting the first sentence of Article IV thereof in its entirety and inserting the following in lieu thereof:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Thirty Million (125,000,000), consisting of: (a) One Hundred Twenty Million (115,000,000) shares of common stock, $0.001 par value per share (“Common Stock”), and (b) Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”
SECOND: Except as explicitly amended by the foregoing amendment, the language of Article IV of the Certificate of Incorporation shall remain unchanged.
THIRD: All other provisions of the Certificate of Incorporation shall remain in full force and effect.
FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware.
FIFTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective upon filing.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this        day of June, 2024.
LIQUIDIA CORPORATION
By: Name: Roger A. Jeffs, Ph.D. Title: Chief Executive Officer

A-1

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Liquidia Corporation 2024 Annual Meeting Proxy Card Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/LQDA or scdaenlettheeQQRRccooddeea—ndlocgoinntdroelta#ils are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LQDA 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4 and 1 Year on Proposal 5. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Damian deGoa 02 - Arthur Kirsch 03 - Paul B. Manning 2. To approve an amendment to our Charter to increase the total number of authorized shares of our common stock from 100,000,000 shares to 115,000,000 shares. 4. To approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain For Against Abstain 3. To ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2024. 1 Year 5. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. For Against Abstain 2 Years 3 Years Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMM C 1234567890 J N T 1 U P X 6 1 3 0 0 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2024 Annual Meeting of Stockholders of Liquidia Corporation will be held onThursday, June 20, 2024, 4:30 p.m. local time, virtually via the internet at meetnow.global/M6UKAPZ.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Liquidia Corporation 2024 Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/LQDASmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LQDALiquidia Corporationq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Notice of 2024 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 20, 2024Roger Jeffs and Michael Kaseta, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Corporation to be held on June 20, 2024 at 4:30 p.m. local time or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2, 3 and 4 and 1 YEAR on Proposal 5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below. with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Corporation to be held on June 16, 2022 at 4:30 p.m. local time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Class I Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Liquidia Corporation qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important notice regarding the Internet availability of proxy materials for the Liquidia Corporation 2022 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LQDA The 2022 Annual Meeting of Stockholders of Liquidia Corporation will be held on Thursday, June 14, 2022, 4:30 p.m. local time, virtually via the internet at meetnow.global/MP6P6VG. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.